UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________

                                  FORM 8-K
                             _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143

                         Date of Report: July 13, 2005


                              INSEQ CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                20-3148296
  -------------------------------------------------------------------------
  (State of other jurisdiction of               (IRS Employer
   incorporation or organization                 Identification No.)


    111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey       07856
  -------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)


                                 (973) 398-8183
               ---------------------------------------------------
               (Registrant's telephone number including area code)


                            Incode Technologies Corp.
                 ---------------------------------------------
                  (Former name, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Certificate of Incorporation

On July 13, 2005 the Company completed a reincorporation in Delaware through the merger of Incode Technologies Corp. (a Nevada corporation)
into Inseq Corporation (a Delaware corporation).   The reincorporation was
approved by the shareholders of each corporation.

The reincorporation effects a change in the legal domicile and name of the Company. It will not result in any change in the Company's business, management, employees, fiscal year, assets, liabilities or location of its offices.

Pursuant to the Plan and Agreement of Merger between Incode Technologies Corp. and Inseq Corporation, each share of common stock of Incode Technologies Corp. was automatically converted into a share of common stock of Inseq Corporation, and each share of common stock of Inseq Corporation previously issued was cancelled on the effective date of the merger. The outstanding preferred stock of Incode Technologies Corp. was likewise converted into preferred stock of Inseq Corporation with identical terms.

Item 9.01  Financial Statements and Exhibits

     Exhibits

2-a Agreement and Plan of Merger of Incode Technologies Corp. into Inseq Corporation.

2-b  Certificate of Merger of Incode Technologies Corp. into Inseq
     Corporation.

3-a  Certificate of Incorporation of Inseq Corporation

3-b Certificate of Amendment of Certificate of Incorporation of Inseq Corporation, as filed on July 12, 2005

3-c  Bylaws of Inseq Corporation.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INSEQ CORPORATION

Dated:  July 15, 2005                       By:  /s/ James L. Grainer
                                            -----------------------------
                                            James L. Grainer, Chief
                                             Executive Officer